Earnings (Loss) Per Share	12 Months Ended
Dec. 31, 2020
Earnings per share [abstract]
Earnings (Loss) Per Share
NOTE  22. EARNINGS (LOSS) PER SHARE

Earnings (loss) per share (“EPS”) is calculated by dividing the net earnings or loss attributable to shareholders by the weighted average shares outstanding.
Potentially dilutive securities of approximately 146.2 million and 152.1 million for the years ended December 31, 2020 and 2019, respectively, were excluded in the calculation of diluted EPS for these periods as their impact would have been anti-dilutive due to net losses in the periods.
The following is a reconciliation for the calculation of basic and diluted loss per share for the years ended December 31, 2020 and 2019:

(in thousands, except per share data)	2020	2019
Basic and diluted loss per share
Net loss attributable to Cresco Labs Inc. shareholders	$(81,925)	$(43,201)
Weighted-average number of shares outstanding	210,466	118,318

Loss per share – basic and diluted	$(0.39)	$(0.37)